EXHIBIT 99.3
                                 ------------

                                A Confirmation

BEAR STEARNS

                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009





DATE:                      July 27, 2006

TO:                        Countrywide Home Loans, Inc.
ATTENTION:                 Mr. Jeff Staab
TELEPHONE:                 1-818-225-3279
FACSIMILE:                 1-818-225-4010            FAX:  1-818-225-4038

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:          FXNEC8553 - Amended
                                       -------

This Confirmation and Agreement is amended as of July 27, 2006 and supersedes
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all previous Confirmations and Agreements regarding this Transaction.
---------------------------------------------------------------------

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number:  FXNEC8553 - Amended
Countrywide Home Loans, Inc.   -------
July 27, 2006
Page 2 of 12

    Type of Transaction:            Rate Cap

    Notional Amount:                With respect to any Calculation Period,
                                    the amount set forth for such period in
                                    the Schedule of Notional Amounts attached hereto.

    Trade Date:                     July 21, 2006

    Effective Date:                 July 28, 2006

    Termination Date:               June 25, 2010

    Fixed Amount (Premium):

       Fixed Rate Payer:            Counterparty

       Fixed Rate Payer
       Payment Date:                July 26, 2006

       Fixed Amount:                USD 88,000

    Floating Amounts:

       Floating Rate Payer:         BSFP

       Cap Rate:                    5.90000%

       Floating Rate Payer
       Period End Dates:            The 25th calendar day of each month during
                                    the Term of this Transaction, commencing
                                    August 25, 2006 and ending on the
                                    Termination Date, with No Adjustment.

       Floating Rate Payer
       Payment Dates:               Early Payment shall be applicable. One
                                    Business Day preceding each Floating Rate
                                    Payer Period End Date.

       Floating Rate Option:        USD-LIBOR-BBA, provided, however, that if
                                    the Floating Rate determined from such
                                    Floating Rate Option for any Calculation
                                    Period is greater than 8.90000% then the Floating Rate for such Calculation Period shall be deemed to be 8.90000%.

       Designated Maturity:         One month

Reference Number:  FXNEC8553 - Amended
Countrywide Home Loans, Inc.   -------
July 27, 2006
Page 3 of 12


       Floating Rate Day
       Count Fraction:              30/360

       Reset Dates:                 The first day of each Calculation Period.

       Compounding:                 Inapplicable

    Business Days for payments:     New York

    Business Day Convention:        Modified Following

    Additional Amount:              In connection with amending this
                                    Transaction USD 6,000 is payable by BSFP to Counterparty on July 31, 2006.

3.  Additional Provisions:          Each party hereto is hereby advised and
                                    acknowledges that the other party has
                                    engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.  Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
    Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number:  FXNEC8553 - Amended
Countrywide Home Loans, Inc.   -------
July 27, 2006
Page 4 of 12


(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

    (i)  Market Quotation will apply.

    (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number:  FXNEC8553 - Amended
Countrywide Home Loans, Inc.   -------
July 27, 2006
Page 5 of 12


Party required to deliver document    Form/Document/                     Date by which to
                                      Certificate                        be delivered

BSFP and                              Any document required or           Promptly after the earlier of (i) reasonable
the Counterparty                      reasonably requested to allow      demand by either party or (ii) learning that such
                                      the other party to make payments   form or document is required
                                      under this Agreement without any
                                      deduction or withholding for or
                                      on the account of any Tax or
                                      with such deduction or
                                      withholding at a reduced rate


(2) Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d) Representation
deliver document         Certificate                     be delivered

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

Reference Number:  FXNEC8553 - Amended
Countrywide Home Loans, Inc.   -------
July 27, 2006
Page 6 of 12


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d) Representation
deliver document         Certificate                     be delivered

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be



6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

    Address for notices or communications to BSFP:

             Address:          383 Madison Avenue, New York, New York  10179
             Attention:        DPC Manager
             Facsimile:        (212) 272-5823

    with a copy to:

             Address:          One Metrotech Center North, Brooklyn,
                               New York 11201
             Attention:        Derivative Operations - 7th Floor
             Facsimile:        (212) 272-1634

             (For all purposes)

    Address for notices or communications to the Counterparty:

             Address:           4500 Park Granada
                                Mail Stop CH-143
                                Calabasas, CA 91302
             Attention:         Mr. Jeff Staab
             Facsimile:         818-225-3898
             Phone:             818-225-3279

Reference Number:  FXNEC8553 - Amended
Countrywide Home Loans, Inc.   -------
July 27, 2006
Page 7 of 12



(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
    Agreement:

                 BSFP appoints as its
                 Process Agent:            Not Applicable

                 The Counterparty appoints as its
                 Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

    BSFP is not a Multibranch Party.

    The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f) Credit Support Document. Not applicable for either BSFP or the
    Counterparty.

(g) Credit Support Provider.

    BSFP:    Not Applicable

    The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number:  FXNEC8553 - Amended
Countrywide Home Loans, Inc.   -------
July 27, 2006
Page 8 of 12


Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) Relationship Between Parties.

                     Each party represents to the other party on each date when it enters into a Transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and


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Reference Number:  FXNEC8553 - Amended
Countrywide Home Loans, Inc.   -------
July 27, 2006
Page 9 of 12


                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.  Account Details and
    Settlement Information:      Payments to BSFP:
                                 Citibank, N.A., New York
                                 ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                 Account Number: 0925-3186, for further
                                 credit to
                                 Bear Stearns Financial Products Inc.
                                 Sub-account Number: 102-04654-1-3
                                 Attention: Derivatives Department

                                 Payments to Counterparty:
                                 Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number:  FXNEC8553 - Amended
Countrywide Home Loans, Inc.   -------
July 27, 2006
Page 10 of 12


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:    /s/ Leticia Chevere
       ---------------------------
       Name:  Leticia Chevere
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:    /s/ Brad Coburn
       ---------------------------
       As authorized agent or officer for Countrywide Home Loans, Inc.
       Name:  Brad Coburn
       Title: Managing Director and Assistant Treasurer


er

Reference Number:  FXNEC8553 - Amended
Countrywide Home Loans, Inc.   -------
July 27, 2006
Page 11 of 12




                         SCHEDULE OF NOTIONAL AMOUNTS

  From and including            To but excluding          Notional Amount
                                                               (USD)
    Effective Date                25-Aug-2006              33,000,000.00
     25-Aug-2006                  25-Sep-2006              32,014,305.31
     25-Sep-2006                  25-Oct-2006              31,042,274.81
     25-Oct-2006                  25-Nov-2006              30,083,826.02
     25-Nov-2006                  25-Dec-2006              29,138,826.98
     25-Dec-2006                  25-Jan-2007              28,207,147.01
     25-Jan-2007                  25-Feb-2007              27,288,656.72
     25-Feb-2007                  25-Mar-2007              26,383,227.95
     25-Mar-2007                  25-Apr-2007              25,490,733.81
     25-Apr-2007                  25-May-2007              24,611,048.62
     25-May-2007                  25-Jun-2007              23,744,047.92
     25-Jun-2007                  25-Jul-2007              22,889,608.50
     25-Jul-2007                  25-Aug-2007              22,047,608.29
     25-Aug-2007                  25-Sep-2007              21,217,926.45
     25-Sep-2007                  25-Oct-2007              20,400,443.29
     25-Oct-2007                  25-Nov-2007              19,595,040.30
     25-Nov-2007                  25-Dec-2007              18,801,600.11
     25-Dec-2007                  25-Jan-2008              18,020,006.49
     25-Jan-2008                  25-Feb-2008              17,250,144.35
     25-Feb-2008                  25-Mar-2008              16,491,899.70
     25-Mar-2008                  25-Apr-2008              15,745,159.70
     25-Apr-2008                  25-May-2008              15,009,812.55
     25-May-2008                  25-Jun-2008              14,285,747.57
     25-Jun-2008                  25-Jul-2008              13,572,855.16
     25-Jul-2008                  25-Aug-2008              12,871,026.78
     25-Aug-2008                  25-Sep-2008              12,180,154.93
     25-Sep-2008                  25-Oct-2008              11,500,133.17
     25-Oct-2008                  25-Nov-2008              10,830,856.10
     25-Nov-2008                  25-Dec-2008              10,172,219.34
     25-Dec-2008                  25-Jan-2009              9,524,119.51
     25-Jan-2009                  25-Feb-2009              8,886,454.26
     25-Feb-2009                  25-Mar-2009              8,259,122.22
     25-Mar-2009                  25-Apr-2009              7,642,023.02


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Reference Number:  FXNEC8553 - Amended
Countrywide Home Loans, Inc.   -------
July 27, 2006
Page 12 of 12


     25-Apr-2009                  25-May-2009              7,035,057.24
     25-May-2009                  25-Jun-2009              6,438,126.46
     25-Jun-2009                  25-Jul-2009              5,851,133.19
     25-Jul-2009                  25-Aug-2009              5,273,980.91
     25-Aug-2009                  25-Sep-2009              4,706,574.03
     25-Sep-2009                  25-Oct-2009              4,148,817.88
     25-Oct-2009                  25-Nov-2009              3,600,618.74
     25-Nov-2009                  25-Dec-2009              3,061,883.76
     25-Dec-2009                  25-Jan-2010              2,532,521.04
     25-Jan-2010                  25-Feb-2010              2,012,439.54
     25-Feb-2010                  25-Mar-2010              1,501,549.12
     25-Mar-2010                  25-Apr-2010               999,760.52
     25-Apr-2010                  25-May-2010               506,985.34
     25-May-2010                Termination Date             23,136.06
                                ----------------